SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



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or 240.14a-12

                                            BERWYN
INCOME FUND, INC.
          (Name of Registrant as Specified In Its
Charter)


KEVIN M. RYAN
          (Name of Person(s) Filing Proxy Statement)

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o    Fee computed on table below per Exchange Act
Rules 14a-     6(i)(4) and 0-11.

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